UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2019
KBS STRATEGIC OPPORTUNITY REIT, INC.
(Exact name of registrant specified in its charter)
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Maryland	000-54382	26-3842535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Amendment and Termination of Advisory Agreement
On October 7, 2019, KBS Strategic Opportunity REIT, Inc. (the “Company”) amended its advisory agreement (as amended, the “Advisory Agreement”) with KBS Capital Advisors LLC (the “Advisor”) to make it terminate effective October 31, 2019 (the “Termination Date”). In addition, the Advisory Agreement contained an amendment to the terms of the subordinated performance fee due upon termination (the “Performance Fee”). As amended, the Performance Fee due to the Advisor upon termination of the Advisory Agreement will be payable in restricted stock units (“RSUs”) instead of a promissory note. The RSUs will be subject to the following terms and conditions: (i) the RSUs will be payable upon the completion of the orderly transition of advisor functions from the Advisor to a new advisor or other management as measured by the completion and filing with the Securities and Exchange Commission of the Company’s annual report on Form 10-K for the year ending December 31, 2019; (ii) each RSU will represent the right to receive one share of the Company’s common stock; (iii) the total number of RSUs issued will equal the number of shares (with each share valued at the Company’s estimated per share net asset valuation approved by the Company’s board of directors (the “Board”) on November 12, 2018 (the “2018 NAV”)) with an aggregate value equal to the Subordinated Share of Cash Flows (as defined in the Advisory Agreement) based on a hypothetical liquidation of the Company’s assets and liabilities at their then-current estimated values used in the 2018 NAV calculation, less any potential amounts to be paid as closing costs and fees related to the disposition of real property; (iv) the total number of RSUs payable shall be calculated in good faith by the Advisor and approved by the Board or a committee of the Board; (v) the RSUs shall vest on November 1, 2021; (vi) for each RSU payable, upon vesting, the Advisor shall have the right to be paid with one share of the Company’s common stock, and may elect to receive up to 50% of such payment in cash rather than shares, with the amount of the cash payment determined based on the then most recent Board-approved net asset value of the shares (which shall not be more than six months old); (vii) each RSU shall, from the Termination Date, accrue and be paid dividend equivalents equal to any distributions accrued on the shares from the Termination Date (any distributions accrued between the Termination Date and the RSU payment date will accrue retroactively and be paid on the later of the RSU payment date or the date the Company’s stockholders are paid the relevant distribution(s)); and (viii) any shares received upon vesting of RSUs shall not be eligible for redemption under the Company’s share redemption program unless the Company has satisfied all outstanding redemption requests from other stockholders provided that (a) this restriction may be waived in certain situations, such as upon a change of control of the Company, as determined by the Board and (b) notwithstanding the foregoing, after November 1, 2024, the Company shall, upon request of the Advisor, be required to redeem any remaining outstanding shares received upon vesting of RSUs, separate and outside of any general stockholder share redemption program, at the then most recent Board-approved net asset value per share, provided that such outstanding shares are owned or controlled by Charles J. Schreiber, Jr. or the estate of Peter M. Bren, and provided further that pursuant to this clause (b) the Company shall only be required to redeem that number shares which, when added to any previously redeemed shares owned or controlled by Charles J. Schreiber, Jr. or the estate of Peter M. Bren, does not exceed two-thirds of the total number of shares delivered upon vesting of the RSUs (i.e. excluding any portion of the RSUs settled with cash upon vesting rather than shares pursuant to clause (vi) above).
The terms of the Advisory Agreement are otherwise substantially consistent with those of the advisory agreement that was previously in effect.
ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
Termination of Advisory Agreement
As described above, on October 7, 2019, the Advisory Agreement was amended to establish October 31, 2019 as the Termination Date of the Advisory Agreement.
Pursuant to the Advisory Agreement, the Advisor manages the Company’s affairs on a day-to-day basis. Upon termination of the Advisory Agreement, which will become effective on October 31, 2019, the Advisor will cease to serve as the Company’s advisor or have any advisory responsibility to the Company. After termination, the Advisor will have an obligation to cooperate with the Company in making an orderly transition of the advisory function and will be entitled to receive all amounts then accrued and owing to the Advisor as well as the Performance Fee.
The Board intends to hire Pacific Oak Capital Advisors LLC (“Pacific Oak”) as the Company’s new external advisor, effective as of November 1, 2019, pursuant to a new advisory agreement expected to be on substantially the same terms in effect for KBS Capital Advisors LLC under the prior Advisory Agreement. Pacific Oak is part of a group of companies formed, owned and managed by Keith D. Hall, the Company’s Chief Executive Officer and one of its directors, and Peter McMillan III, the Company’s Chairman of the Board and President and one of its directors.

Forward-Looking Statements
The foregoing includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. The Company can provide no assurances as to its ability to retain Pacific Oak Capital Advisors LLC or on what terms it will retain a new advisor. These statements also depend on factors such as: future economic, competitive and market conditions; the Company’s ability to maintain occupancy levels and rental rates at its real estate properties; and other risks identified in Part I, Item IA of the REIT’s Annual Report on Form 10-K for the year ended December 31, 2018 and subsequent periodic reports, as filed with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS STRATEGIC OPPORTUNITY REIT, INC.

Dated: October 8, 2019	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary